UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

SOURCEFIRE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-33350	52-2289365
(Commission File No.)	(IRS Employer Identification No.)

9770 Patuxent Woods Drive Columbia, Maryland 21046
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 410-290-1616

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

Annual Meeting of Stockholders

At the 2008 Annual Meeting of Stockholders held on May 15, 2008, the Company’s stockholders approved each of two matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on April 9, 2008, as follows:

Election of Directors

Martin F. Roesch, Tim A. Guleri and John C. Burris were elected as directors of the Company to serve until the 2011 Annual Meeting of Stockholders as follows:

	For	Withheld
Martin F. Roesch	20,636,364	151,290
Tim A. Guleri	20,657,741	129,913
John C. Burris	20,662,172	125,482

Ratification of Selection of Independent Auditors

The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 was approved as follows:

For	Against	Abstain
20,729,662	47,712	10,280

Press Release

On May 15, 2008, the Company issued a press release announcing the results of the 2008 Annual Meeting of Stockholders. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated May 15, 2008, “Sourcefire Stockholders Approve All Proposals at 2008 Annual Stockholder Meeting.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2008	SOURCEFIRE, INC.

		By:	/s/ Douglas W. McNitt
Douglas W. McNitt
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated May 15, 2008, "Sourcefire Stockholders Approve All Proposals at 2008 Annual Stockholder Meeting."